SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 1997
                  FRANKLIN TEMPLETON INTERNATIONAL CURRENCY FUNDS
                     Franklin Templeton Global Currency Fund
                      Franklin Templeton Hard Currency Fund
                    Franklin Templeton High Income Currency Fund
                   dated March 1, 1996 as amended October 1, 1996

I. As of January 1, 1997 the Hard Currency Fund began offering a new class of shares, designated "Advisor Class." All Fund shares outstanding before the offering of Advisor Class shares have been designated as Class I shares, and will retain their previous rights and privileges. This Prospectus describes Class I shares.

Class I and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares of the Fund, contact your investment representative or Distributors. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund on matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law or (3) required to be voted on separately by the 1940 Act.

II. The discussion under "How Do I Buy Shares? - Cumulative Quantity Discounts." is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

III. The discussion under "How Do I Buy Shares? - Sales Charge Waivers." is amended by adding the following new item as the last item in the list of waiver categories:

 17. Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds or, beginning on or about May 1, 1997, Class Z shares of Mutual Series

IV. The discussion under "May I Exchange Shares for Shares of Another Fund? Exchange Restrictions" is amended by replacing the first restriction with the following text:

 You may only exchange shares within the same class.*

 *Because the Global Currency and High Income Currency Funds do not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Funds at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the Funds.

January 1, 1997